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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                October 10, 2002

                        (Date of earliest event reported)


                                  ABIOMED, Inc.

             (Exact name of registrant as specified in its charter)


Delaware                             0-20584                    04-2743260
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(State or other jurisdiction  (Commission File Number)         (IRS Employer
of incorporation)                                           Identification No.)



22 Cherry Hill Drive, Danvers, Massachusetts                            01923
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(Address of principal executive offices)                             (Zip Code)


                                 (978) 777-5410
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On October 10, 2002, the Board of Directors of ABIOMED, Inc. (the "Company") voted to amend the Company's 401(k) and profit sharing plan, the ABIOMED Retirement Savings Plan (the "Plan"), such that Fidelity Management Trust Company ("Fidelity") is scheduled to become trustee and service provider to the Plan on or about December 1, 2002. In connection with this amendment, Plan assets and records will be transferred from the Plan's current trustee and service provider to Fidelity. In order to effectuate these transfers, it is anticipated that participants in the Plan will encounter a "blackout" period during which they will not be able to change their investment elections. This blackout period is anticipated to begin at 3:00 p.m. EST on November 25, 2002 and continue until the assets and records have been transferred and reconciled. This transfer and reconciliation period is anticipated to require two to six weeks and is dependant upon coordination between the current and new trustees and service providers.

         The Plan includes various participant investment options, including the option to invest in Company common stock. In connection with this amendment to the Plan, the Company provides Plan participants with the following notice:

All investment options under the Plan are subject to various risks. Participants in the Plan are encouraged to evaluate these risks and act accordingly. Participants are particularly encouraged to evaluate these risks in light of the fact that participants will not be able to change their investment elections during the blackout period.

Information regarding the investment options and their related risks are available through numerous sources. Participants are encouraged to read the Company's most recent filings with the U.S. Securities and Exchange Commission (the "SEC"), including periodic reports on Forms 10-K and 10-Q, regarding investments in the Company's common stock and to read the prospectuses of each of the investment funds offered currently via Putnam Fiduciary Trust Company ("Putnam") and each of the investment funds which will soon be available to participants from Fidelity. Upon written request to the Company's Human Resources department, the Company will provide a participant, at no cost, with copies of the Company's most recent periodic reports filed with the SEC and the prospectuses of each of the investment funds. After the Plan asset and record transfers occur on or about December 1, 2002, the Putnam investment funds will no longer be investment options for participants under the Plan. After the blackout period is over, participants will have a choice of up to fifteen investment options, and participants can regularly change their choices if they so desire. A designated independent financial advisor from Salomon Smith Barney is available to Plan participants who request assistance with evaluating their investment choices and related risks.


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The Company does not make recommendations to participants regarding their investment choices other than passing along a common investment theme that participants should consider diversification of their investments. The Company notes that different participants have different tolerances for risk and that investment choices are an individual decision of which the Company is not responsible. Participants who have questions regarding the Plan or who want help contacting Fidelity, Salomon Smith Barney or Putnam can seek assistance from the Company's Human Resources department.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  ABIOMED, Inc.


                                                  By: /s/ John F. Thero
                                                      -------------------------
                                                      John F. Thero
                                                      Senior Vice President and
                                                      Chief Financial Officer


Date:  October 24, 2002


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